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[LOGO] SAFECO           SUPPLEMENTAL LIFE APPLICATION  SAFECO LIFE
       LIFE INSURANCE   PART IV                   INSURANCE COMPANY
                                                  P.O. BOX 84068
                                                  SEATTLE, WASHINGTON 98124-8468
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1.   Print name of proposed insured (as on Life App. Part I)

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2.   Initial Allocation Percentages (whole numbers only)
     Select up to 9 investment divisions, 17 for Premier Variable Life policies.
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INVESTMENT DIVISIONS (AVAILABLE ON ALL VUL POLICIES)    Premiums      Deductions
----------------------------------------------------    --------      ----------
[Fidelity VIP Money Market]. . . . . . . . .            _________%    _________%
[Fidelity VIP High Income] . . . . . . . . .            _________%    _________%
[Fidelity VIP Equity-Income] . . . . . . . .            _________%    _________%
[Fidelity VIP Growth]. . . . . . . . . . . .            _________%    _________%
[Fidelity VIP Overseas]. . . . . . . . . . .            _________%    _________%
[Fidelity VIPII Investment Grade Bond] . . .            _________%    _________%
[Fidelity VIPII Asset Manager] . . . . . . .            _________%    _________%
[Fidelity VIPII Index 500] . . . . . . . . .            _________%    _________%
[Fidelity VIPII Contrafund]. . . . . . . . .            _________%    _________%
[Fidelity VIPII Asset Manager Growth]. . . .            _________%    _________%
[Lexington Natural Resources]. . . . . . . .            _________%    _________%
[Lexington Emerging Markets] . . . . . . . .            _________%    _________%
[SAFECO RST Northwest] . . . . . . . . . . .            _________%    _________%
[SAFECO RST Growth]. . . . . . . . . . . . .            _________%    _________%
[SAFECO RST Equity]. . . . . . . . . . . . .            _________%    _________%
[SAFECO RST Bond]. . . . . . . . . . . . . .            _________%    _________%
SAFECO Life Guaranteed Interest Division . .            _________%    _________%
INVESTMENT DIVISIONS (PREMIER VUL ONLY)
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[Fidelity VIPIII Growth & Income]. . . . . .            _________%    _________%
[Fidelity VIPIII Growth Opportunities] . . .            _________%    _________%
[Fidelity VIPIII Balanced] . . . . . . . . .            _________%    _________%
[SAFECO RST Small Cap] . . . . . . . . . . .            _________%    _________%
[American Century VP International]. . . . .            _________%    _________%
[American Century VP Balanced] . . . . . . .            _________%    _________%
[Wanger US Small Cap]. . . . . . . . . . . .            _________%    _________%
_______________________________________. . .            _________%    _________%
_______________________________________. . .            _________%    _________%
________________________________________________________________%______________%
     TOTAL (Must equal 100%)                            ___100___%    ___100___%
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Allocations for deductions will be the same as premiums unless otherwise noted.
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3.   Telephone Exchange Option
/ / Yes        / / No
Policyowners and individuals listed below (if any) are authorized to transact telephone requests for (1) the transfer of funds among divisions or (2) to change allocation percentages.

Social Security Number of policyowner will be verified when exercising the telephone exchange option.

________________________________________
Name of Authorized Individual

________________________________________
Name of Authorized Individual

________________________________________
Name of Authorized Individual
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REMARKS







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I/We represent that the statements and answers recorded on this application are true and complete to the best of my/our knowledge and belief; and, I/we agree that they shall form a part of any insurance policy issued hereon.

I UNDERSTAND THAT UNDER THE POLICY APPLIED FOR: (A) THE AMOUNT AND DURATION OF THE DEATH BENEFIT MAY VARY UNDER SPECIFIED CONDITIONS; (B) POLICY VALUES MAY INCREASE OR DECREASE IN ACCORDANCE WITH THE INVESTMENT EXPERIENCE OF INVESTMENT DIVISIONS IN A SEPARATE ACCOUNT; (C) THE AMOUNT PAYABLE AT THE FINAL POLICY DATE IS NOT GUARANTEED BUT IS DEPENDENT ON THE AMOUNT THEN IN THE POLICY ACCOUNT; (D) ILLUSTRATIONS OF BENEFITS, INCLUDING THE DEATH BENEFITS, POLICY BENEFITS AND CASH SURRENDER VALUES ARE AVAILABLE UPON REQUEST; AND, (E) THIS POLICY MEETS MY INVESTMENT OBJECTIVES AND ANTICIPATED FINANCIAL NEEDS.

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I hereby acknowledge receipt of the Prospectus for this policy and accompanying funds, dated________________.

Signed this __________________ ____________________, __________ at _______________________ __________________
                    Day               Month             Year               City                   State


I certify that I have asked and recorded               X_____________________________________________________
completely and accurately the answers to                         Signature of Proposed Insured*
all questions on the application and I know                   (Age 15 or older - 16 in California)
of nothing affecting the risk that has not             X_____________________________________________________
been recorded.                                                   Signature of Applicant/Owner.**
                                                                If other than the Proposed Insured

__________________________________________             *  In Pennsylvania, if Proposed Insured is less than the age 18,
    Signature of Sales Representative                     signature of Parent/Guardian 18 years or older required.
                                                       ** If applicant/owner is corporation or partnership, a corporate officer or partner other than Proposed Insured must sign and and state title.
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